TRANSAMERICA LANDMARK VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated February 1, 2007

to the

Prospectus dated May 1, 2006

The following hereby amends and to the extent inconsistent replaces the information in Section 11. Other Information —Compensation to Broker-Dealers Selling the Policies:

The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 7.5% of premiums.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Landmark Variable Annuity dated May 1, 2006